ADELANTE U.S. REAL ESTATE SECURITIES FUND

Supplement dated February 12, 2010
to the Prospectus dated May 31, 2009

The Board of Trustees has approved a proposal to liquidate the Adelante U.S. Real Estate Securities Fund (the “Fund”).  Accordingly, the Fund is no longer accepting purchase orders for its shares and will make a final liquidating distribution as of March 19, 2010 (the “Closing Date”). Shareholders may redeem their Fund shares at any time prior to the Closing Date.  Any Fund shares not redeemed prior to the Closing Date will be automatically redeemed as of that date, with proceeds sent to the address of record.

The Fund is no longer pursuing its investment objective.  The Fund’s portfolio holdings are being liquidated, with the proceeds invested in money market instruments or held in cash.